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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-72293 of Golden State Vintners, Inc. on Form S-8 of our report dated August 15, 2000, appearing in this Annual Report on Form 10-K of Golden State Vintners, Inc. for the year ended June 30, 2000.

Fresno, California
August 15, 2000